UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

KINIKSA PHARMACEUTICALS, LTD.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Your Vote Counts! KINIKSA PHARMACEUTICALS, LTD. 2021 Annual Meeting Vote by June 28, 2021 11:59 PM ET KINIKSA PHARMACEUTICALS, LTD. CLARENDON HOUSE 2 CHURCH STREET HAMILTON HM11, BERMUDA D51886-P54857 You invested in KINIKSA PHARMACEUTICALS, LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to June 15, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 29, 2021 9:30 AM Atlantic Time (8:30 AM Eastern Time) www.virtualshareholdermeeting.com/KNSA2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. More complete proxy materials are available to you on the Internet at www.ProxyVote.com. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Election of Class III Directors to serve until the 2024 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified. Nominees: 1a. Felix J. Baker 1b. Tracey L. McCain 1c. Kimberly J. Popovits The appointment of PricewaterhouseCoopers LLP as the Company’s auditor until the close of the Company’s next Annual Meeting of Shareholders, the delegation to the Company’s Board of Directors, through its Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. To approve on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2021 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. To approve on a non-binding advisory basis the frequency of future advisory votes on the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Board Recommends For For For For For 1 Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D51887-P54857